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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 26, 2004

EXACT SCIENCES CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)
000-32179 (Commission File Number)	02-0478229 (IRS Employer Identification No.)
100 Campus Drive, Marlborough, Massachusetts 01752 (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (508) 683-1200

ITEM 9.    REGULATION FD DISCLOSURE.

        On January 26, 2004, EXACT Sciences Corporation (the "Company") announced that it plans to publicly offer up to 6,000,000 shares of its common stock under a shelf registration statement that was declared effective by the Securities and Exchange Commission on September 25, 2003. The press release concerning this announcement is attached to this Report as Exhibit 99.1.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXACT SCIENCES CORPORATION
January 26, 2004	By:	/s/ JOHN A. MCCARTHY, JR. John A. McCarthy, Jr. Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated January 26, 2004

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ITEM 9. REGULATION FD DISCLOSURE.
SIGNATURES
EXHIBIT INDEX